UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 29, 2011

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of OmniVision Technologies, Inc. (the “Company”) was held on September 29, 2011.  At the Annual Meeting, the stockholders of the Company took the following actions:

1.               elected Wen-Liang William Hsu and Henry Yang to serve as the Class II directors of the Company for a term expiring at the 2014 Annual Meeting of Stockholders;

2.               ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2012;

3.               approved an amendment of the Company’s 2007 Equity Incentive Plan (the “Plan”) to increase the number of shares available for issuance thereunder by 7,200,000 shares, approved the Plan for purposes of Section 162(m) of the Internal Revenue Code and approved other changes to the Plan;

4.               approved an advisory (non-binding) resolution regarding the compensation of the Company’s executive officers; and

5.               made an advisory (non-binding) vote on the frequency with which stockholders of the Company will vote on a non-binding resolution to approve the compensation of the Company’s executive officers in future years.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

1.               Election of Class II Directors

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Wen-Liang William Hsu	41,562,137	3,518,441	8,798,645
Henry Yang	38,498,155	6,582,423	8,798,645

2.               Appointment of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
51,619,988	2,057,832	201,403	N/A

3.               Amendment of Plan and Related Matters

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,775,785	6,758,674	1,546,119	8,798,645

4.              Advisory Vote on Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
41,576,411	1,996,877	1,507,290	8,798,645

5.               Advisory Vote on Frequency of Holding Future Advisory Votes on Executive Compensation

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
38,035,704	160,556	5,348,251	1,536,067	8,798,645

Based on the results of the vote, and consistent with the recommendation of the Board of Directors, the Company will hold an advisory vote on executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIVISION TECHNOLOGIES, INC.

	By:	/s/ Shaw Hong
Shaw Hong
President and Chief Executive Officer
Date: October 4, 2011